Exhibit 10.3

THIRD AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT

THIS THIRD AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT, dated as of August 18, 2009 (this “Amendment”), is made by and between Elite Pharmaceuticals, Inc., a Delaware corporation, on the one hand, and Epic Pharma, LLC, a Delaware limited liability company, and Epic Investments, LLC, a Delaware limited liability company, on the other hand, relating to that certain STRATEGIC ALLIANCE AGREEMENT, dated as of March 18, 2009 (as amended, the “Alliance Agreement”). Capitalized terms used herein and not otherwise defined have the meaning assigned to such terms in the Alliance Agreement.

          WHEREAS, the parties hereto have agreed to amend the Alliance Agreement as hereinafter provided.

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. Amendment. Section 4.10(a) of the Alliance Agreement is hereby amended by deleting the date “July 31, 2009” which appears therein and inserting “October 30, 2009” in its place.

          2. Effect of Amendments. Except as expressly amended herein, the terms of the Alliance Agreement are incorporated herein by reference as if fully set out and shall remain in full force and effect in accordance with their terms.

          3. Severability. If any provision or portion of this Amendment shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Amendment shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

          4. Counterparts; Delivery by Facsimile. This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one Amendment. This Amendment and any amendments hereto, to the extent signed and delivered by means of a facsimile machine or email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or email as a defense to the formation of a contract and each such party forever waives any such defense.

          5. Governing Law; Consent to Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY. If either party shall commence an action or proceeding to enforce any provisions of this Amendment, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          6. Headings. The headings contained in this Amendment are for reference purposes only and shall not be deemed to be part of the Amendment or to affect the meaning or interpretation of this Amendment.

(Remainder of Page Intentionally Left Blank; Signature Page Follows)

          IN WITNESS WHEREOF, this Amendment is executed by the parties hereto as of the day and year first above written.

ELITE PHARMACEUTICALS, INC.

By:	/s/ Chris Dick

Name: Chris Dick
Title: President, Chief Operating Officer and Acting Chief Executive Officer

EPIC PHARMA, LLC

By:	/s/ Ashok G. Nigalaye

Name: Ashok G. Nigalaye, Ph.D.
Title: President and Chief Executive Officer

EPIC INVESTMENTS, LLC

By:	EPIC PHARMA, LLC, its Managing Member

By:	/s/ Ashok G. Nigalaye

Name: Ashok G. Nigalaye, Ph.D.
Title: President and Chief Executive Officer